SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2009
Aggressive Growth Portfolio. On June 4, 2009, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”) approved the engagement of Wells Capital Management Incorporated (“Wells Capital”) as the Portfolio’s subadviser. The Portfolio is currently managed by SunAmerica Asset Management Corp. The addition of Wells Capital as the Portfolio’s subadviser will become effective on or about July 20, 2009. The Board approved the engagement of Wells Capital without a shareholder vote pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission. The Trust will mail an information statement to all shareholders of record as of July 17, 2009, providing additional information about the new subadviser and the subadvisory contract. The approval of Wells Capital as subadviser will not result in any modifications to the investment objective, principal investment strategies, or the advisory fees or total expenses of the Portfolio.
Date: June 16, 2009

Versions:	Class 1 Version A; Class 1 Version B; Class 1 Version D; Class 1 Version (AG Life); Class 1 & 3 Version C1; Combined Version 1; and Combined Master